                             THE VANTAGEPOINT FUNDS

       Supplement dated March 27, 2003 to the Prospectus dated May 1, 2002

This supplement provides new and additional information beyond that which is contained in the Prospectus and should be read together with the Prospectus.

At a meeting held on March 13, 2003, the Board of Directors of The Vantagepoint Funds approved the following subadviser change:

AGGRESSIVE OPPORTUNITIES FUND
T. Rowe Price Associates, Inc. was selected as a subadviser for the Fund and the subadvisory agreement with Roxbury Capital Management, LLC was terminated.

T. Rowe Price Associates, Inc., Baltimore, Maryland, seeks to invest in small, fast-growing U.S. companies with the potential for superior long-term performance. John H. Laporte, CFA, serves as portfolio manager. Mr. Laporte has been with T. Rowe Price Associates, Inc. since 1976 and has been managing investments since 1984.




                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE